CDC NVEST BULLSEYE FUND
                             CDC NVEST GROWTH FUND
                            CDC NVEST BALANCED FUND

    Supplement dated September 10, 2001 to CDC Nvest Equity Funds Classes A,
        B and C and Class Y Prospectuses each dated May 1, 2001

CDC NVEST  BULLSEYE FUND
On August 31, 2001 the Board of Trustees of CDC Nvest
Funds Trust III (the "Board") unanimously approved the Agreement and Plan of Reorganization between Jurika & Voyles Small-Cap Fund and CDC Nvest Bullseye Fund (the "Agreement"). The Agreement generally provides for the transfer of all assets and the assumption of all liabilities of the Jurika & Voyles Small-Cap Fund in exchange for Class Y shares of the CDC Nvest Bullseye Fund with the same aggregate net asset value as the assets and liabilities transferred.

The transaction will be consummated only if, among other things, it is approved by a majority vote of shareholders of the Jurika & Voyles Small-Cap Fund. A Special Meeting (the "Meeting") of the Shareholders of the Jurika & Voyles Small-Cap Fund will be held on or about November 16, 2001, to consider the approval of the Agreement. If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective on or about November 30, 2001.

To facilitate this merger, the Board approved modifications to the name and investment strategy for CDC Nvest Bullseye Fund. Effective November 12, 2001 CDC Nvest Bullseye Fund will be renamed CDC Nvest Jurika & Voyles Small Cap Growth Fund and will be managed in a small-cap equity style. Accordingly, the sections entitled "Principal Investment Strategies" and "Principal Investment Risks" are revised by replacing such sections with the text set forth below:

Principal Investment Strategies
-------------------------------

Under normal market conditions, the Fund will invest substantially all of its assets in stocks of quality companies having small market capitalizations. The Fund generally invests in companies that will give it median and weighted average market capitalization of less than $1 billion. The Fund expects to invest at least 80% of its total assets in the common stock of companies with market capitalizations within the Russell 2000 Index, a nationally recognized index of small-cap companies.

When selecting small-cap companies, Jurika & Voyles, the Fund's subadviser, will emphasize "in-house" research, which includes personal contacts, site visits and meetings with company management. Through this research, Jurika & Voyles looks for small-cap companies that possess the following characteristics, although not all of the companies selected will have these attributes:

|X| Strong competitive advantage - companies that "do what they do" better than anyone else are prime candidates.

|X| Clearly defined business focus - companies that "stick to their knitting", focusing only on a particular niche or segment of a broader market.

|X| Strong financial health - companies with strong cash flows, low debt to total capital, healthy balance sheets and higher returns on equity than the market average.

|X| Quality management - companies with experienced management, low turnover and a long-term track record of success in an industry.

|X| Right price - companies that sell at a discount to Jurika & Voyles' estimation of their true value.

|X| Catalyst for growth - It is not enough to invest in an inexpensive company. There must be some factor (typically a new product, improving industry trend or economic condition) that will lead to an increase in the price of the stock.

The Fund may also:

o Invest in convertible preferred stock, convertible debt securities, real estate investment trusts ("REITs") and warrants.

o Invest up to 25% of its total assets in securities of foreign issuers, primarily through sponsored and unsponsored Depositary Receipts. Some examples of Depositary Receipts are American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). The Fund will limit its investment in any one foreign country to 5% of its total assets and will invest no more than 5% of its total assets in securities denominated in foreign currencies.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or otherconditions. These investments may prevent the Fund from achieving its investment goal.

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and higher levels of taxable capital gains, which may lower the Fund's return.

Principal Investment Risks
--------------------------

EQUITY SECURITIES: Because the Fund may invest a significant portion of its assets in equity securities, it is subject to the risks commonly associated with investing in stocks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. The Fund's investment in short-term trading strategies, with respect to initial public offerings ("IPOs"), may make the value of an investment in this Fund fluctuate even more than an investment in other small-cap funds. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in increased tax liability to shareholders.

REITS: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

FOREIGN SECURITIES: Depositary Receipts may be more volatile than U.S.
   securities and carry political, economic and information risks that are associated with foreign securities.

Jurika & Voyles will continue to serve as subadviser to the Fund. However, effective November 2001, Jon Hickman will serve as the new portfolio manager. Accordingly, in the section entitled "Meet the Funds' Portfolio Managers," the following text replaces the biographical information for Nicholas E. Moore, the previous portfolio manager.

JON HICKMAN
Jon Hickman has managed the SMALL CAP GROWTH FUND since November
2001. Mr. Hickman, Director of the small-cap equity strategy of Jurika & Voyles, joined the company in February 1999. Before joining Jurika & Voyles, he spent fifteen years with Wells Fargo Bank as a portfolio manager responsible for small- and mid-cap strategies. Mr. Hickman has a B.S. and an M.B.A. from Brigham Young University and has 17 years of investment experience.

In addition, effective December 3, 2001, the Fund will offer Class Y shares in addition to Class A, B and C shares (Class Y shares are only available to certain institutional investors and may have high investment minimums). Therefore, the following tables replace the existing tables relating to the CDC Nvest Bullseye Fund in "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section for the Equity Funds Class Y prospectus:


                       CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND (FORMERLY
                                       CDC NVEST BULLSEYE FUND)*
                                                CLASS Y
                       ---------------------------------------------------------

Management fees                                 0.95%

Distribution and/or service (12b-1) fees        None

Other expenses                                  0.62%

Total annual fund operating expenses            1.57%

Fee Waiver/Expanse Reimbursement                (0.07)%

Net Expenses                                    1.50%

* CDC IXIS Advisers has given a binding undertaking to CDC Nvest Jurika & Voyles Small Cap Growth Fund to limit the amount of the Fund's total fund operating expenses with respect to Class Y shares to 1.50% of the Fund's average daily net assets. This undertaking is in effect until December 31, 2004. The Fund's "Other expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE

This example, which is based upon the expenses* shown above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

|X| You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

|X|  Your investment has a 5% return each year; and

|X|  A Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                  CDC NVEST JURIKA & VOYLES SMALL CAP
                              GROWTH FUND
                               CLASS Y
                  -----------------------------------

1 year                           $153

3 years                          $474

5 years                          $834

10 years                         $1,849


*The example is based on the Net Expenses shown above for the 1-year period illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years.

Beginning upon the merger of the Jurika & Voyles Small-Cap Fund with CDC Nvest Jurika & Voyles Small Cap Growth Fund, CDC IXIS Advisers will also extend its binding undertaking to Classes A, B and C of CDC Nvest Jurika & Voyles Small Cap Growth Fund to limit the amount of the Fund's total fund operating expenses to 1.75%, 2.50% and 2.50%, respectively, of the Fund's average daily net assets until December 31, 2004.

CDC NVEST GROWTH FUND
On August 31, 2001, the Board of Trustees of CDC Nvest Funds Trust I approved changing CDC Nvest Growth Fund's name to CDC Nvest Targeted Equity Fund, effective November 12, 2001.

CDC NVEST BALANCED FUND
On August 31, 2001 the Board of Trustees of CDC Nvest Funds Trust I (the "Board") unanimously approved the Agreement and Plan of Reorganization between Jurika & Voyles Balanced Fund and CDC Nvest Balanced Fund (the "Agreement"). The Agreement generally provides for the transfer of all assets and the assumption of all liabilities of the Jurika & Voyles Balanced Fund in exchange for Class Y shares of the CDC Nvest Balanced Fund with the same aggregate net asset value as the assets and liabilities transferred.

The transaction will be consummated only if, among other things, it is approved by a majority vote of shareholders of the Jurika & Voyles Balanced Fund. A Special Meeting (the "Meeting") of the Shareholders of the Jurika & Voyles Balanced Fund will be held on or about November 16, 2001, to consider the approval of the Agreement. If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective on or about November 30, 2001.

To facilitate this merger, the Board approved modifications to the expense cap for the Class Y shares of the Fund (Class Y shares are only available to certain institutional investors and may have high investment minimums). Accordingly, the following tables replace the existing tables relating to the Balanced Fund in "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section for the Equity Funds Class Y prospectus:

                                                        CDC NVEST BALANCED FUND*
                                                                CLASS Y
                                                        ------------------------

Management fees                                                 0.75 %

Distribution and/or service (12b-1) fees                        None

Other expenses                                                  0.36 %

Total annual fund operating expenses                            1.11%

Fee Waiver/Expanse Reimbursement                                (0.16)%

Net Expenses                                                    0.95%

* CDC IXIS Advisers has given a binding undertaking to CDC Nvest Balanced Fund to limit the amount of the Fund's total fund operating expenses with respect to Class Y shares to 0.95% of the Fund's average daily net assets. This undertaking is in effect until December 31, 2003. The Fund's "Other expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE

This example, which is based upon the expenses* shown above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

|X| You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

|X|  Your investment has a 5% return each year; and

|X|  A Fund's operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                           CDC NVEST BALANCED FUND
                                   CLASS Y
                           -----------------------

1 year                              $97

3 years                             $337

5 years                             $596

10 years                           $1,337

*The example is based on the Net Expenses shown above for the 1-year period illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years.

                                                                      SP148-0901